UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2007

SK3 GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware 000-30919 98-6218467 (State or Other Jurisdiction (Commission File (I.R.S. Employer of Incorporation) Number) Identification Number)

500 Mamaroneck Ave., Harrison, New York 10528

(Address of principal executive offices) (zip code)

(914) 777-2090

 (Registrant's telephone number, including area code)

Copies to:

Marc J. Ross, Esq.

Thomas A. Rose, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 28, 2007, SK3 Group, Inc. (the “Company”) made a presentation to investors.  A copy of the Company’s Brochure and Powerpoint presentation are attached hereto as Exhibits 99.1 and 99.2, respectively.

The Company is furnishing the information in this Current Report on Form 8-K and in Exhibits 99.1 and 99.2 to comply with Regulation FD. Such information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

Exhibits

99.1	Company Brochure, dated June 28, 2007
99.2	Powerpoint Presentation, dated June 28, 2007

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SK3 GROUP, INC.

Dated: July 3, 2007	By:	/s/ SAJID KAPADIA
Sajid Kapadia
Chief Executive Officer